Exhibit 99.1

Officer Certification
Under
Section 906 of Sarbanes-Oxley Act of 2002

Securities and Exchange Commission
Washington, DC

The undersigned Chief Executive Officer and Chief Financial Officer of Shells Seafood Restaurants, Inc. do hereby certify as follows:

Solely for the purpose of meeting the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to the Report on Form 10-Q being filed today by Shells Seafood Restaurants, Inc. with the Securities and Exchange Commission, the undersigned hereby certify that such Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Shells Seafood Restaurants, Inc.

/s/ DAVID W. HEAD

President and Chief Executive Officer
May 13, 2003

/s/ WARREN R. NELSON

Executive Vice President and Chief Financial Officer
May 13, 2003